                                    [GRAPHIC]



                              SEMI-ANNUAL REPORT

SIX MONTHS ENDED SEPTEMBER 30, 2002


      KENSINGTON
      STRATEGIC
      REALTY
      FUND

      A MANAGED PORTFOLIO OF
      REAL ESTATE SECURITIES

      Income Oriented
      Value Driven


INVESTMENT ADVISOR
Kensington Investment Group
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877) 833-7114 Toll Free

LEGAL COUNSEL
Dechert
1775 Eye Street, NW
Washington, DC 20006

INDEPENDENT AUDITORS
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Strategic Realty Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.
Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

11/02

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND


                                     [CHART]

YIELD COMPARISON/1/

Kensington Strategic Realty Fund    6.36%
10 Year Treasury Notes              3.60%
S&P 500                             1.90%

The 30-day SEC yield for Strategic Realty Fund was 7.35% as of
September 30, 2002.


RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN FOR PERIODS                              AGGREGATE
ENDED SEPTEMBER 30, 2002 WITH ALL  ONE     THREE     SINCE       SINCE
DISTRIBUTIONS REINVESTED           YEAR    YEAR   INCEPTION/2/ INCEPTION
Kensington Strategic Realty Fund    7.12%  26.31%    26.43%     104.20%
NAREIT Composite Index              9.73%  14.19%    13.31%      46.27%
S&P 500 Index                     -20.49% -12.87%   -13.48%     -35.64%
------------------------------------------------------------------------

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Performance for other share classes can be found on page 29.

/1/Source: S&P 500--Bloomberg as of 10/2/02; 10 Year Treasury Notes--Bloomberg;
   Kensington Strategic Realty Fund 12 month dividend yield as of 9/30/02. Treasury Notes are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.
/2/Fund Inception 9/15/99.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

KENSINGTON STRATEGIC REALTY FUND

A NOTE FROM THE PRESIDENT

Dear Shareholder,

Thank you for your investment in the Kensington Strategic Realty Fund.

As Advisor to the Fund, Kensington Investment Group has a single goal -providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

We believe we are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, autos and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, this will be seen as a watershed period for the real estate industry, ushering in a period of significant growth, consolidation and public ownership of these businesses.

We believe that to successfully capitalize on this opportunity, three factors will be essential:

.. Acting in anticipation of the changes taking place in the commercial real estate markets.

..  Focusing on niche markets and using specialized strategies to our advantage.

.. Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

The following report reviews our investment results and portfolios for the six months ended September 30, 2002. We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,
/S/ John Kramer


JOHN KRAMER
President, Kensington Investment Group

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND


GROWTH OF A $10,000 INVESTMENT
Period from commencement on September 15, 1999 to September 30, 2002

                                     [CHART]

            Kensington Strategic          NAREIT
              Reality Fund            Composite Index
              ------------            ---------------
 9/30/99       $ 9,541.94              $ 9,820.09
12/31/99        11,509.39                9,646.77
 3/31/00        11,718.83                9,862.93
 6/30/00        13,677.28               10,929.79
 9/30/00        14,953.70               11,727.12
12/31/00        14,623.01               12,144.37
 3/31/01        15,812.89               12,272.19
 6/30/01        18,082.83               13,669.03
 9/30/01        17,963.68               13,330.99
12/31/01        19,031.52               14,026.96
 3/31/02        19,897.33               15,193.39
 6/30/02        21,091.90               16,042.71
 9/30/02        19,242.39               14,627.49



This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.
--------------------------------------------------

Average annual total returns on a $10,000 investment with all distributions reinvested for the periods ended September 30, 2002:

                                               1      3       SINCE
                                              YEAR   YEAR  INCEPTION/2/
        CLASS A SHARES/1/                     ----- ------ -----------
        reflecting 5.75% maximum sales charge 0.96% 23.85%   24.00%

/1/Performance for other share classes can be found on page 29.
/2/Fund inception 9/15/99.
Past performance is not predictive of future performance.

MANAGEMENT'S DISCUSSION AND ANALYSIS

The Kensington Strategic Realty Fund maintained its quarterly dividend rate during the first half of its fiscal year, the six-month period ended September 30, 2002. This brings the 12 month dividend yield to 6.36%. Note: the 30-day SEC yield is 7.35%./1/ Strategic Realty Fund's dividend is well above other equity market alternatives and government bonds. For example, the S&P 500 dividend yield is 1.90% and the dividend yield on 10 Year Treasury Notes is 3.60% (as of 9/30/02)./ 2/

               [CHART]

YIELD COMPARISON/3/

Kensington Strategic Realty Fund    6.36%
10 Year Treasury Notes              3.60%
S&P 500                             1.90%

The 30-day SEC yield for Strategic Realty Fund was 7.35% as of
September 30, 2002.
On a total return basis, the bear market finally caught up with real estate securities in the third quarter 2002. After two years of strong absolute and relative performance and following respectable second quarter gains, the Kensington Strategic Realty Fund retreated in the third quarter. The Fund closed the first half of its fiscal year, the six-month period ended September 30, 2002, with a decline of 3.29%/4/ versus the NAREIT Composite Index's loss of 3.72%. This compares to a 28.4% decline for the S&P 500 over the same time period.
/1/Kensington Strategic Realty Fund yields as of 9/30/02.
/2/The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.
/3/Source: S&P 500--Bloomberg as of 10/2/02; 10 Year Treasury Bonds--Bloomberg;
   Kensington Strategic Realty Fund 30-day SEC yield as of 9/30/02. Treasury Notes are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.
/4/Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One year return for Class A shares is 7.12% (0.96% reflecting the maximum sales charge). Performance for other share classes can be found on page 29. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT'S DISCUSSION & ANALYSIS  (Continued)


From inception on September 15, 1999 through the close of this reporting period, the Fund has generated average annual returns of 26.43%, making it the #1 ranked realty fund out of the 125 funds in Lipper Analytical Services' realty fund category over this time period./1,2/

THE FIRST HALF IN REVIEW

In second quarter 2002, real estate securities prices held up well enough to allow dividends to produce positive total returns. However, in the third quarter, we witnessed many investors abandoning equities generally and seeking the shelter of risk free U.S. Treasury securities. Although the real estate securities sector outperformed the broad market, the NAREIT Composite was down in the third quarter. Our cautious posture--a bias to the more stable property categories, higher yielding REITs (including preferred stocks and bonds), and event driven special situations--helped us modestly outperform the NAREIT Composite benchmark.

REAL ESTATE INDUSTRY FUNDAMENTALS

Although new supply remains constrained, softening demand in a weak economy is restraining real estate company revenue and earnings growth. Anticipating a stronger economic recovery, we had been forecasting 2% to 3% revenue growth translating into 5% to 7% earnings gains over the next year. Now, it appears revenues and earnings will be flat to moderately lower until the economy gains momentum--our best guess is in the second half of 2003. In general,



/1/Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. One year returns for Class A shares is 7.12% (0.96% reflecting the maximum sales charge). Performance for other share classes can be found on page 29. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
/2/Class A share ranking within Lipper's realty fund category. The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results. Kensington Strategic Realty Fund inception date is 9/15/99. For the 3-year period ended 9/30/02, Kensington Strategic Realty Fund ranked 1 out of 125 funds, and ranked 93 out of 155 funds for the 1-year period; the fund was not ranked for the 5 and 10 year periods.

dividends on real estate securities are still covered by cash flow. However, we may see some pressure on dividends from companies in troubled property categories such as hotel and "Class A" apartments, and from REITs with significant exposure to economically distressed regions such as Silicon Valley. We have underweighted such companies in Strategic Realty Fund's portfolio, and will continue to do so until such time as the price of their shares fairly reflects the risks in their underlying property portfolios.

REIT VALUATIONS

The commercial real estate industry is experiencing the very same thing as virtually every other industry in America--weak demand in a flat and uneven economy. Importantly, however, based on historical averages, real estate securities valuations are attractive compared to most other stock market sectors. REITs are now trading at approximately 90% of underlying property values, near the bottom of the historic range of 80% to 130% of property value. Currently, REITs are trading at less than 10 times cash flow, also in the low end of the historical range of 8 to 14 times cash flow.

Real estate securities also appear attractive to other equities and bonds. Even after a two and a half year bear market, the S&P 500 still trades at 28 times trailing earnings versus a historical average P/E of less than 20. On a yield basis, REITs compare quite favorably to other equities and government bonds. REIT dividend yields average close to 7% versus 2% for the S&P 500 and 4% for 10 Year Treasury Notes. Senior REIT securities (preferred stocks and bonds), which comprise approximately 30% of the Strategic Realty Fund's portfolio, are yielding 9% on average.

OUTLOOK AND STRATEGY

With the probability of flat to modestly lower revenues and earnings in the commercial real estate industry, we do not expect capital appreciation to contribute to total return in the coming quarters.

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT'S DISCUSSION & ANALYSIS  (Continued)

However, REITs' generally well-protected dividends should continue to attract favorable investor attention and provide good relative returns versus the broad equities market.

Securities selection and property type decisions will be even more important in the year ahead. In what will likely remain a very slow growth economy, we still favor over-weighting value oriented REITS trading at discounts to property value and/or at low multiples to cash flow over more fully valued "higher growth potential" REITs. We believe higher yielding REITs with dividends well covered by cash flow should provide attractive risk-adjusted total returns. We are under-weighting more economically sensitive property categories such as apartments and retail centers, and over-weighting more stable property sectors such as the office sector. We continue trying to identify and take advantage of event driven opportunities such as liquidations and merger candidates. Finally, we remain committed to senior securities that provide higher yields than common shares, and because they have "first call" on REIT cash flows, have less downside risk.

Looking farther ahead to a more normal economic environment, we believe the combination of 4% to 6% earnings growth and 6% to 7% yields will produce long-term annualized total returns in the 10% to 13% range. Over the last 10 years and 20 years ended September 30, 2002, the NAREIT Composite has an average annualized total return of 10.5% and 10.2% respectively versus 9.0% and 13.1% for the S&P 500. These returns have been achieved with considerably less volatility, an important consideration for investors who enjoy sleeping at night.

IN CONCLUSION

Over the last two years, real estate securities have significantly outperformed most other market sectors. Modest earnings growth combined with above average yields and reasonable valuations produced solid returns. Over the short-term, the fragile economic recovery will likely restrain growth and the capital appreciation potential of real estate securities may be limited. However, in our opinion, valuations reflect much of today's challenging economic environment. We also believe yield will continue to serve as a floor for real estate securities prices while producing respectable total returns compared to the broad equities market and government bonds.

/S/ Paul Gray


PAUL GRAY
Portfolio Manager

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002  (Unaudited)


                                                 SHARES      VALUE
Common Stock (10.3%)
Real Estate
American Financial Realty Trust Company         1,400,000 $   14,420,000
The St. Joe Company                               132,700      3,662,520
Wellsford Real Properties, Incorporated/1/        442,550      7,611,860
                                                              ----------
Total Common Stock                                            25,694,380
                                                              ----------
Preferred Stock (29.7%)
Real Estate Investment Trust
Apartment Investment & Management
  Company, Class D, 8.75%                         146,158      3,545,793
Apartment Investment & Management
  Company, Class Q, 10.10%                        110,700      2,888,163
Associated Estates Realty, Series A, 9.75%         22,900        563,340
CarrAmerica Realty Corporation, Series C, 8.55%     5,300        133,719
CarrAmerica Realty Corporation, Series D, 8.45%     4,600        116,288
CBL & Associates Properties, Incorporated,
  Series B, 8.75%                                  86,100      4,533,165
Colonial Properties Trust, Series A, 8.75%        238,900      5,979,667
Corporate Office Properties Trust,
  Series B, 10.00%                                 68,300      1,743,016
Corporate Office Properties Trust,
  Series F, 9.875%                                  3,500         91,000
Crown American Realty Trust, Series A, 11.00%     247,100     13,714,050
Entertainment Properties Trust, Series A, 9.50%   517,500     13,248,000
Equity Inns, Incorporated, Series A, 9.50%         22,700        537,082
FelCor Lodging Trust, Incorporated,
  Series B, 9.00%                                 117,300      2,862,120
Glimcher Realty Trust, Series B, 9.25%            112,900      2,815,726
HRPT Properties Trust, Series A, 9.875%            63,656      1,655,056
iStar Financial, Incorporated, Series B, 9.375%   118,640      2,977,864
iStar Financial, Incorporated, Series C, 9.20%     91,500      2,293,905
La Quinta Corporation, Series A, 9.00%             30,000        690,000
LaSalle Hotel Properties, Series A, 10.25%        242,100      6,100,920
Public Storage, Incorporated, Series A,
 Deposit Shares                                   206,900      5,669,060
Taubman Centers, Incorporated,
 Series A, 8.30%                                   60,000      1,440,000
Winston Hotels, Incorporated,
 Series A, 9.25%                                   35,400        785,880
                                                              ----------
Total Preferred Stock                                         74,383,814
                                                              ----------

              See accompanying notes to the financial statements.

                                             SHARES      VALUE
Real Estate Investment Trusts (86.9%)
Apartments (9.2%)
Apartment Investment & Management
  Company, Class A                             88,500 $    3,438,225
Archstone-Smith Trust                         135,300      3,230,964
Avalonbay Communities, Incorporated            36,000      1,504,800
BRE Properties, Incorporated, Class A          81,800      2,515,350
Camden Property Trust                         165,600      5,489,640
Equity Residential Properties Trust           276,700      6,624,198
Essex Property Trust, Incorporated              2,500        123,600
                                                          ----------
                                                          22,926,777
                                                          ----------
Diversified (12.1%)
Colonial Properties Trust                      52,800      1,910,304
Duke-Weeks Realty Corporation                  50,800      1,250,696
First Union Real Estate                     1,960,650      4,352,643
iStar Financial, Incorporated                 558,000     15,579,360
Liberty Property Trust                        120,405      3,732,555
Vornado Realty Trust                           89,700      3,538,665
                                                          ----------
                                                          30,364,223
                                                          ----------
Hotel/Restaurant (1.2%)
FelCor Lodging Trust, Incorporated             45,200        579,916
Hospitality Properties Trust                   23,000        761,760
Meristar Hospitality Corporation              108,200        929,438
RFS Hotel Investors, Incorporated              68,100        748,419
                                                          ----------
                                                           3,019,533
                                                          ----------
Industrial (10.9%)
AMB Property Corporation                      202,800      5,860,920
First Industrial Realty Trust, Incorporated   220,000      6,817,800
Prime Group Realty Trust                    1,007,200      4,884,920
ProLogis Trust                                202,500      5,044,275
PS Business Parks, Incorporated, Class A      139,100      4,729,400
                                                          ----------
                                                          27,337,315
                                                          ----------
Mortgage (15.6%)
Annaly Mortgage Management, Incorporated      794,500     14,658,525
Anthracite Capital, Incorporated              889,700     10,053,610
Apex Mortgage Capital, Incorporated            22,400        250,656
FBR Asset Investment Corporation              451,600     14,117,016
                                                          ----------
                                                          39,079,807
                                                          ----------
Office Property (27.1%)
Arden Realty, Incorporated                    147,700      3,493,105

              See accompanying notes to the financial statements.

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002  (Unaudited) (Continued)


                                             SHARES
                                               OR
                                            PRINCIPAL
                                             AMOUNT        VALUE
Office Property (continued)
Boston Properties, Incorporated                116,300 $     4,326,360
CarrAmerica Realty Corporation                 179,600       4,520,532
Crescent Real Estate Equities Company          510,800       8,019,560
Equity Office Properties Trust                 624,300      16,119,426
Highwoods Properties, Incorporated              83,600       1,956,240
HRPT Properties Trust                          436,900       3,604,425
Koger Equity, Incorporated                     678,350      11,457,332
Mack-Cali Realty Corporation                   336,900      10,824,597
Prentiss Properties Trust                      111,315       3,221,456
                                                           -----------
                                                            67,543,033
                                                           -----------
Retail (8.4%)
Crown American Realty Trust                     49,300         453,067
General Growth Properties, Incorporated         70,900       3,651,350
JDN Realty Corporation                         277,800       3,355,824
Kimco Realty Corporation                       153,400       4,770,740
Malan Realty Investors, Incorporated           201,500         916,825
Philips International Realty Corporation       786,700       1,478,996
Simon Property Group, Incorporated              70,000       2,501,100
The Macerich Company                           127,300       3,943,754
                                                           -----------
                                                            21,071,656
                                                           -----------
Whole Loans (2.4%)
RAIT Investment Trust                          288,700       5,947,220
                                                           -----------
Total Real Estate Investment Trusts                        217,289,564
                                                           -----------
Corporate Bonds (5.9%)
Hotel/Restaurant (2.3%)
Host Marriott Corporation, 7.875%, 08/01/08 $6,250,000       5,843,750
Real Estate Investment Trust (3.6%)
BF Saul REIT, 9.75%, 04/01/08                9,000,000       8,910,000
                                                           -----------
Total Corporate Bonds                                       14,753,750
                                                           -----------

              See accompanying notes to the financial statements.

                                                SHARES     VALUE
Investment Company (1.1%)
Ishares Cohen & Steers Realty Majors Index Fund 33,600 $     2,775,360
                                                           -----------
Total Investments (Cost $326,500,436) (a) - 133.9%         334,896,868
Liabilities in excess of other assets - (33.9)%            (84,695,875)
                                                           -----------
NET ASSETS - 100.0%                                    $   250,200,993
                                                           ===========

/1/Represents non-income producing securities.
 (a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation/depreciation of securities as follows:

                  Unrealized appreciation....... $ 20,847,752
                  Unrealized depreciation.......  (13,728,552)
                                                 ------------
                  Net unrealized appreciation... $  8,396,432
                                                 ============

                                            SHARES     VALUE
Securities Sold Short (14.1%)
Real Estate Investment Trusts
Apartments (3.8%)
Home Properties of New York, Incorporated   155,700 $    5,060,250
Town & Country Trust                        212,600      4,470,978
Diversified (2.6%)
Capital Automotive REIT                      35,000        874,300
Glenborough Realty Trust                     25,900        525,770
Keystone Property Trust                      70,200      1,168,128
U.S. Restaurant Properties, Incorporated     32,600        464,550
Washington REIT                             140,100      3,555,738
Industrial (0.8%)
CenterPoint Properties Corporation           38,300      2,125,650
Mortgage (0.5%)
Capstead Mortgage Corporation                55,000      1,136,850
Office Property (1.0%)
Brandywine Realty Trust                      38,900        877,195
Corporate Office Properties                  41,500        562,325
Mission West Properties, Incorporated        90,500      1,002,740
Retail (5.4%)
Developers Diversified Realty Corporation   146,600      3,226,666
Federal Realty Investment Trust             122,500      3,307,500
Heritage Property Investment Trust           15,000        374,400
Mills Corporation                             7,500        222,450
Ramco-Gershenson Properties Trust           145,000      2,850,700
Tanger Factory Outlet Centers, Incorporated  35,000        979,300
Weingarten Realty Investors                  69,350      2,538,210
                                                        ----------
Total Securities Sold Short (Proceeds $34,046,238)  $   35,323,700
                                                        ==========

              See accompanying notes to the financial statements.

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002  (Unaudited)

ASSETS
Investments, at value/1/ (cost $326,500,436)                     $   334,896,868
Deposits with broker and custodian bank
   for securities sold short                                          38,202,564
Collateral for securities loaned                                       9,137,353
Interest and dividends receivable                                      3,637,198
Receivable for investments sold                                        5,980,480
Receivable for capital shares issued                                     164,402
Prepaid expenses                                                          12,823
                                                                     -----------
   Total Assets                                                      392,031,688
                                                                     -----------
LIABILITIES
Demand loan payable to bank                                           96,144,758
Securities sold short (proceeds $34,046,238)                          35,323,700
Payable for return of collateral received for securities on loan       9,137,353
Payable for investments purchased                                        327,098
Payable for capital shares redeemed                                      112,510
Accrued expenses and other payables
   Investment advisory fees                                              280,924
   Distribution fees                                                     101,607
   Other                                                                 402,745
                                                                     -----------
   Total Liabilities                                                 141,830,695
                                                                     -----------
NET ASSETS                                                       $   250,200,993
                                                                     ===========
Capital                                                          $   236,562,997
Undistributed net investment income                                    1,574,329
Undistributed net realized gains on investments                        4,944,697
Net unrealized appreciation on investments                             7,118,970
                                                                     -----------
   Net Assets                                                    $   250,200,993
                                                                     ===========
Outstanding units of beneficial interest (shares)

   Class A
      Net Assets                                                 $   172,589,111
      Shares outstanding                                               4,446,100
                                                                     -----------
      Redemption price per share                                 $         38.82
                                                                     ===========
   Maximum Sales Charge - Class A                                          5.75%
   Maximum Offering Price
      [100%/(100%-Maximum Sales Charge) of net                       -----------
      asset value adjusted to the nearest cent] per share        $         41.19
                                                                     ===========
   Class B
      Net Assets                                                 $    27,267,871
      Shares outstanding                                                 706,474
                                                                     -----------
      Offering price per share/2/                                $         38.60
                                                                     ===========
   Class C
      Net Assets                                                 $    50,344,011
      Shares outstanding                                               1,304,877
                                                                     -----------
      Offering price per share/2/                                $         38.58
                                                                     ===========

/1/Includes securities on loan of $8,826,023.
/2/Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited)

INVESTMENT INCOME
Interest income                                             $       771,491
Securities lending income                                            15,136
Dividend income                                                  12,916,935
                                                                -----------
   Total Investment Income                                       13,703,562
                                                                -----------
EXPENSES
Investment advisory fees                                          2,027,220
Administration fees                                                 227,784
Distribution fees
   Class A                                                          220,195
   Class B                                                          134,838
   Class C                                                          244,563
Custodian fees                                                       45,267
Transfer agent fees                                                 167,624
Trustees' fees                                                          723
Dividend expense on securities sold short                         1,031,296
Interest expense                                                    769,432
Recoupment of prior expenses reimbursed by the
   Investment Adviser                                                76,773
Other expenses                                                      111,918
                                                                -----------
   Net Expenses                                                   5,057,633
                                                                -----------
   Net Investment Income                                          8,645,929
                                                                -----------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS, OPTIONS AND
SECURITIES SOLD SHORT
Net realized gains from investments, options and securities
   sold short                                                       863,244
Change in unrealized appreciation/depreciation from
   investments, options and securities sold short               (19,421,928)
                                                                -----------
Net realized/unrealized losses from investments, options
   and securities sold short                                    (18,558,684)
                                                                -----------
Change in net assets resulting from operations              $    (9,912,755)
                                                                ===========

              See accompanying notes to the financial statements.

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                              FOR THE
                                           SIX MONTHS ENDED        FOR THE
                                           SEPTEMBER 30, 2002     YEAR ENDED
                                            (Unaudited)         MARCH 31, 2002
FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income                      $       8,645,929    $     6,740,514
Net realized gains from investments,
   options and securities sold short                 863,244         14,239,794
Net change in unrealized appreciation/
   depreciation from investments,
   options and securities sold short             (19,421,928)        17,129,683
                                                  -----------       -----------
Change in net assets resulting from
   operations                                     (9,912,755)        38,109,991
                                                  -----------       -----------
DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income                        (5,089,131)        (8,164,547)
From net realized gains from investments
   and securities sold short                              --         (4,346,779)
DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income                          (702,055)        (1,031,380)
From net realized gains from investments
   and securities sold short                              --           (644,079)
DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income                        (1,280,414)        (1,886,845)
From net realized gains from investments
   and securities sold short                              --         (1,169,160)
                                                  -----------       -----------
Change in net assets from distributions to
   shareholders                                   (7,071,600)       (17,242,790)
                                                  -----------       -----------
CAPITAL TRANSACTIONS
Proceeds from shares issued                      102,422,334        137,697,012
Shares issued in reinvestment of
   distributions                                   5,314,616         12,935,616
Payments for shares redeemed                     (79,555,507)       (54,889,406)
                                                  -----------       -----------
Change in net assets from capital
   transactions                                   28,181,443         95,743,222
                                                  -----------       -----------
Change in net assets                              11,197,088        116,610,423
NET ASSETS
Beginning of period                              239,003,905        122,393,482
                                                  -----------       -----------
End of period                              $     250,200,993    $   239,003,905
                                                  ===========       ===========

              See accompanying notes to the financial statements.

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited)

DECREASE IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                        $      8,645,929
Adjustments to reconcile net investment income to net cash
   used in operating activities:
   Purchases of investment securities                            (856,375,253)
   Proceeds from disposition of investment securities             805,717,126
   Increase in deposits with broker and custodian bank for
      securities sold short                                       (16,411,665)
   Decrease in collateral for securities loaned                     6,303,163
   Increase in interest and dividends receivable                     (446,323)
   Increase in payable for return of collateral received for
      securities on loan                                           (6,303,163)
   Increase in accrued expenses and other payables                    163,328
   Net amortization/accretion from investments                        (20,680)
                                                                 ------------
   Net cash used in operating activities                          (58,727,538)
                                                                 ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued                                       104,176,370
Cost of shares redeemed                                           (79,627,277)
Cash distributions paid                                            (1,756,982)
                                                                 ------------
   Net cash provided by financing activities                       22,792,111
                                                                 ------------
Decrease in cash                                                  (35,935,427)
CASH:
Beginning balance                                                 (60,209,331)
                                                                 ------------
Ending balance                                               $    (96,144,758)
                                                                 ============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $5,314,618.

              See accompanying notes to the financial statements.

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                  CLASS A
                                          FOR THE          FOR THE
                                      SIX MONTHS ENDED    YEAR ENDED
                                     SEPTEMBER 30, 2002 MARCH 31, 2002
                                        (Unaudited)
                                     ---------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                       $  41.27         $  36.22
                                          --------         --------

INVESTMENT ACTIVITIES
Net investment income                         1.44             1.64
Net realized/unrealized gains
 (losses) from investments, options
 and securities sold short                   (2.71)            7.30
                                          --------         --------
Total from Investment Activities             (1.27)            8.94
                                          --------         --------

DISTRIBUTIONS
Net investment income                        (1.18)           (2.47)
Net realized gains                              --            (1.42)
                                          --------         --------
Total Distributions                          (1.18)           (3.89)
                                          --------         --------

NET ASSET VALUE -
END OF PERIOD                             $  38.82         $  41.27
                                          ========         ========
Total Return (excludes sales charge)         (3.29%)(a)       25.83%
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)         $172,593         $172,682
Ratio of expenses to average net
 assets (excluding dividend and
 interest expense)                            2.36%(b)         3.18%
Ratio of expenses to average net
 assets (including dividend and
 interest expense)                            3.78%(b)         3.82%
Ratio of net investment income to
 average net assets                           7.09%(b)         4.02%
Portfolio Turnover (c)                      125.30%          190.84%

/1/From the commencement of operations on September 15, 1999.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

            CLASS A                               CLASS B
   FOR THE         FOR THE                FOR THE          FOR THE
  YEAR ENDED     PERIOD ENDED         SIX MONTHS ENDED    YEAR ENDED
MARCH 31, 2001 MARCH 31, 2000/1/     SEPTEMBER 30, 2002 MARCH 31, 2002
                                        (Unaudited)
-------------------------------      ---------------------------------

   $ 29.46         $ 25.00                $ 41.06          $ 36.09
   -------         -------       -        -------          -------

      2.36            1.48                   1.25             1.39

      7.64            4.48                  (2.67)            7.22
   -------         -------       -        -------          -------
     10.00            5.96                  (1.42)            8.61
   -------         -------       -        -------          -------

     (2.52)          (1.39)                 (1.04)           (2.22)
     (0.72)          (0.11)                    --            (1.42)
   -------         -------       -        -------          -------
     (3.24)          (1.50)                 (1.04)           (3.64)
   -------         -------       -        -------          -------

   $ 36.22         $ 29.46                $ 38.60          $ 41.06
   =======         =======       =        =======          =======
     34.94%          24.36%(a)              (3.66%)(a)       24.87%

   $90,628         $11,967                $27,268          $23,993

      2.83%           2.25%(b)               3.11%(b)         3.93%

      4.29%           2.41%(b)               4.55%(b)         4.57%

      7.72%          14.63%(b)               6.34%(b)         3.44%
    206.02%         240.19%                125.30%          190.84%

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                    CLASS B
                                           FOR THE         FOR THE
                                          YEAR ENDED     PERIOD ENDED
                                        MARCH 31, 2001 MARCH 31, 2000/1/

                                        -------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                        $ 29.42         $ 25.00
                                           -------         -------

INVESTMENT ACTIVITIES
Net investment income                         2.17            1.34
Net realized/unrealized gains (losses)
 from investments, options and
 securities sold short                        7.54            4.52
                                           -------         -------
Total from Investment Activities              9.71            5.86
                                           -------         -------

DISTRIBUTIONS
Net investment income                        (2.32)          (1.33)
Net realized gains                           (0.72)          (0.11)
                                           -------         -------
Total Distributions                          (3.04)          (1.44)
                                           -------         -------

NET ASSET VALUE -
END OF PERIOD                              $ 36.09         $ 29.42
                                           =======         =======
Total Return (excludes sales charge)         33.94%          23.96%(a)
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)          $10,867         $ 1,433
Ratio of expenses to average net assets
 (excluding dividend and interest
 expense)                                     3.63%           2.99%(b)
Ratio of expenses to average net assets
 (including dividend and interest
 expense)                                     5.24%           3.15%(b)
Ratio of net investment income to
 average net assets                           6.74%          11.58%(b)
Portfolio Turnover (c)                      206.02%         240.19%

/1/From the commencement of operations on September 15, 1999.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

                             CLASS C
     FOR THE          FOR THE        FOR THE         FOR THE
 SIX MONTHS ENDED    YEAR ENDED     YEAR ENDED     PERIOD ENDED
SEPTEMBER 30, 2002 MARCH 31, 2002 MARCH 31, 2001 MARCH 31, 2000/1/
   (Unaudited)
-----------------------------------------------------------------

     $ 41.04          $ 36.07        $ 29.40         $ 25.00
     -------          -------        -------         -------

        1.24             1.37           2.17            1.36

       (2.66)            7.23           7.54            4.49
     -------          -------        -------         -------
       (1.42)            8.60           9.71            5.85
     -------          -------        -------         -------

       (1.04)           (2.21)         (2.32)          (1.34)
          --            (1.42)         (0.72)          (0.11)
     -------          -------        -------         -------
       (1.04)           (3.63)         (3.04)          (1.45)
     -------          -------        -------         -------

     $ 38.58          $ 41.04        $ 36.07         $ 29.40
     =======          =======        =======         =======
       (3.63%)(a)       24.85%         33.96%          23.91%(a)
     $50,345          $42,329        $20,898         $ 3,234

        3.11%(b)         3.93%          3.61%           3.00%(b)

        4.55%(b)         4.57%          5.19%           3.16%(b)

        6.34%(b)         3.38%          6.78%          12.52%(b)
      125.30%          190.84%        206.02%         240.19%

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2002  (Unaudited)

1. ORGANIZATION
The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (September 15, 1999) of the Kensington Strategic Realty Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income relative to equity investment alternatives, plus long term growth of capital. Kensington Investment Group, Inc. invested the original seed capital of $90,000 into the Fund.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. SIGNIFICANT ACCOUNTING PRINCIPLES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION
The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales price in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the "Adviser") under the supervision of the Group's Board of Trustees.

REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2002  (Unaudited) (Continued)


SECURITY TRANSACTIONS AND RELATED INCOME
Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

SHORT SALE TRANSACTIONS
Short sales are transactions in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses.

FEDERAL INCOME TAXES
It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

SECURITIES LENDING
To generate additional income, the Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Fund continues to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2002  (Unaudited) (Continued)

of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Group's Board of Trustees and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time and, therefore, are not considered illiquid investments. As of September 30, 2002, the Fund had equity securities on loan with a total market value of $8,826,023.

The loaned securities were fully collateralized by $9,137,353, which was invested in repurchase agreements at September 30, 2002.

EXPENSES
Expenses that are directly related to the Fund are charged directly to the Fund and expenses which are directly attributable to a class of shares are charged directly to that class. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2002 were $584,856,123 and $417,250,456, respectively.

4. RELATED PARTY TRANSACTIONS
Investment advisory services are provided to the Fund by the Adviser, who receives a management fee for their services. The management fee is a fulcrum-type performance fee that increases or decreases from the base fee of 1.50% depending on the Fund's performance relative to that of the NAREIT Composite Index during the preceding twelve months. The Adviser receives the base fee for periods when the Fund's performance for the past twelve months equals that of the Index. Through performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Adviser may receive the maximum fee even if the Fund's absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance.

The Adviser has contractually agreed, until October 31, 2003, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B and C shares at 2.25%, 3.00% and 3.00%, respectively, provided that these limits do not apply to (1) increases due to performance fee adjustments, (2) extraordinary expenses and (3) dividend and interest expense.

For the first full 48 months of the Fund's operations, the Fund will pay or repay fees that were waived or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. For the six months ended September 30, 2002, the Fund reimbursed the Adviser fees of $76,773, which were waived in a prior fiscal year. An additional $256,059 is available for reimbursement to the Adviser.

BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator pursuant to an Administration Agreement (the "Administration Agreement"). Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. BISYS Ohio also serves as fund accountant and transfer agent under the Fund Accounting and Transfer Agency Agreement (the "Agreement"). BISYS Ohio receives fees for its services under the Administration Agreement and the Agreement pursuant to an

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2002  (Unaudited) (Continued)

Omnibus Fee Agreement. This fee is computed at an annual rate, subject to a $125,000 annual minimum fee, of 0.18% of the Fund's average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion.

BISYS Fund Services Limited Partnership ("BISYS") a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's principal distributor (the "Distributor"). The Group has entered into a Distribution Plan (the "Plan"). This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor may voluntarily choose to waive all or a portion of its fee.

5. SHARES OF BENEFICIAL INTEREST
Each share represents an equal proportionate interest in the Fund with other shares of the same series and class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the six months ended September 30, 2002 and the year ended March 31, 2002:

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

                     CLASS A                  CLASS B                CLASS C
              SHARES         AMOUNT    SHARES        AMOUNT    SHARES         AMOUNT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Beginning    4,184,543 $   150,181,738 584,415 $   21,268,732 1,031,434 $   36,931,084
Issued       1,934,754      79,846,195 165,829      6,804,174   385,557     15,771,965
Reinvested      88,928       3,685,815  13,477        556,046    26,015      1,072,755
Redeemed     1,762,125      71,794,260  57,247      2,279,276   138,129      5,481,971
             ---------     ----------- -------     ---------- ---------     ----------
Net increase   261,557      11,737,750 122,059      5,080,944   273,443     11,362,749
             ---------     ----------- -------     ---------- ---------     ----------
Ending       4,446,100 $   161,919,488 706,474 $   26,349,676 1,304,877 $   48,293,833
             =========     =========== =======     ========== =========     ==========

                       FOR THE YEAR ENDED MARCH 31, 2002

                     CLASS A                  CLASS B                 CLASS C
              SHARES         AMOUNT    SHARES        AMOUNT    SHARES         AMOUNT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Beginning    2,502,092 $    83,221,111 301,096 $   10,125,994   579,318 $   19,291,227
Issued       2,672,235     106,835,371 264,868     10,434,084   520,651     20,427,557
Reinvested     226,806       8,829,331  36,466      1,411,891    69,644      2,694,394
Redeemed     1,216,590      48,704,075  18,015        703,237   138,179      5,482,094
             ---------     ----------- -------     ---------- ---------     ----------
Net increase 1,682,451      66,960,627 283,319     11,142,738   452,116     17,639,857
             ---------     ----------- -------     ---------- ---------     ----------
Ending       4,184,543 $   150,181,738 584,415 $   21,268,732 1,031,434 $   36,931,084
             =========     =========== =======     ========== =========     ==========

6. CONCENTRATION OF CREDIT RISK
The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.

7. LEVERAGE
The Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

8. BANK LOANS
The Fund maintains a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate being charged for the six months ended September 30, 2002, is 2.43%.

For the six months ended September 30, 2002, the Fund had an average outstanding demand loan payable to Custodial Trust Company of $45,703,575.

                                    [GRAPHIC]



KENSINGTON STRATEGIC REALTY FUND



OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED SEPTEMBER 30, 2002  1      3       SINCE
WITH ALL DISTRIBUTIONS REINVESTED    YEAR   YEAR  INCEPTION/1/
     CLASS B SHARES
     not reflecting CDSC/2/          6.31% 25.40%   25.52%
     reflecting applicable CDSC      1.46% 24.76%   24.90%

     CLASS C SHARES
     not reflecting CDSC/2/          6.32% 25.40%   25.52%
     reflecting applicable CDSC      5.32% 25.40%   25.52%

/1/Fund inception 9/15/99.
/2/CDSC = contingent deferred sales charge, price per share varies by length of time shares are held.
 Past performance is not predictive of future performance.



29